The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2020

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q20 vs.				YTD20 vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Selected income statement data
Fee revenue	$3,108	$3,167	$3,323	$3,971	$3,129	(2)%	(1)%	$9,598	$9,265	4%
Net securities gains (losses)	9	9	9	(25)	(1)	N/M	N/M	27	7	N/M
Total fee and other revenue	3,117	3,176	3,332	3,946	3,128	(2)	—	9,625	9,272	4
Income (loss) from consolidated investment management funds	27	54	(38)	17	3	N/M	N/M	43	39	N/M
Net interest revenue	703	780	814	815	730	(10)	(4)	2,297	2,373	(3)
Total revenue	3,847	4,010	4,108	4,778	3,861	(4)	—	11,965	11,684	2
Provision for credit losses	9	143	169	(8)	(16)	N/M	N/M	321	(17)	N/M
Noninterest expense	2,681	2,686	2,712	2,964	2,590	—	4	8,079	7,936	2
Income before income taxes	1,157	1,181	1,227	1,822	1,287	(2)	(10)	3,565	3,765	(5)
Provision for income taxes	213	216	265	373	246	(1)	(13)	694	747	(7)
Net income	$944	$965	$962	$1,449	$1,041	(2)%	(9)%	$2,871	$3,018	(5)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$876	$901	$944	$1,391	$1,002	(3)%	(13)%	$2,721	$2,881	(6)%
Diluted earnings per common share	$0.98	$1.01	$1.05	$1.52	$1.07	(3)%	(8)%	$3.04	$3.01	1%
Average common shares and equivalents outstanding - diluted (in thousands)	891,069	890,561	896,689	914,739	935,677	—%	(5)%	892,793	951,876	(6)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	30%	29%	30%	38%	33%			30%	32%
Return on common equity	8.7%	9.4%	10.1%	14.6%	10.6%			9.4%	10.3%
Return on tangible common equity – Non-GAAP (a)	16.7%	18.5%	20.4%	29.3%	21.4%			18.5%	21.1%
Non-U.S. revenue as a percentage of total revenue	37%	36%	36%	31%	37%			37%	36%
Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$38.6	$37.3	$35.2	$37.1	$35.8	3%	8%
Assets under management (“AUM”) (in trillions)	$2.04	$1.96	$1.80	$1.91	$1.88	4%	9%
Full-time employees	48,600	48,300	47,900	48,400	48,700	1%	—%
Book value per common share	$45.58	$44.21	$42.47	$42.12	$40.75
Tangible book value per common share – Non-GAAP (a)	$24.60	$23.31	$21.53	$21.33	$20.59
Cash dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.31
Common dividend payout ratio	32%	31%	30%	20%	29%
Closing stock price per common share	$34.34	$38.65	$33.68	$50.33	$45.21
Market capitalization	$30,430	$34,239	$29,822	$45,331	$41,693
Common shares outstanding (in thousands)	886,136	885,862	885,443	900,683	922,199
Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	13.0%	12.6%	11.3%	11.5%	11.1%
Tier 1 capital ratio	15.7%	15.4%	13.5%	13.7%	13.2%
Total capital ratio	16.6%	16.3%	14.3%	14.4%	14.0%
Tier 1 leverage ratio	6.5%	6.2%	6.0%	6.6%	6.5%
Supplementary leverage ratio ("SLR")	8.5%	8.2%	5.6%	6.1%	6.0%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019 and $1.4 trillion at Sept. 30, 2019.

(c) Regulatory capital ratios for Sept. 30, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30,2020, June 30, 2020, Dec. 31, 2019 and Sept. 30, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						3Q20 vs.				YTD20 vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Revenue
Investment services fees:
Asset servicing fees	$1,168	$1,173	$1,159	$1,148	$1,152	—%	1%	$3,500	$3,415	2%
Clearing services fees	397	431	470	421	419	(8)	(5)	1,298	1,227	6
Issuer services fees	295	277	263	264	324	6	(9)	835	866	(4)
Treasury services fees	152	144	149	147	140	6	9	445	412	8
Total investment services fees	2,012	2,025	2,041	1,980	2,035	(1)	(1)	6,078	5,920	3
Investment management and performance fees	835	786	862	883	832	6	—	2,483	2,506	(1)
Foreign exchange and other trading revenue	137	166	319	168	150	(17)	(9)	622	486	28
Financing-related fees	49	58	59	46	49	(16)	—	166	150	11
Distribution and servicing	29	27	31	34	33	7	(12)	87	95	(8)
Investment and other income	46	105	11	860	30	N/M	N/M	162	108	N/M
Total fee revenue	3,108	3,167	3,323	3,971	3,129	(2)	(1)	9,598	9,265	4
Net securities gains (losses)	9	9	9	(25)	(1)	N/M	N/M	27	7	N/M
Total fee and other revenue	3,117	3,176	3,332	3,946	3,128	(2)	—	9,625	9,272	4
Income (loss) from consolidated investment management funds	27	54	(38)	17	3	N/M	N/M	43	39	N/M
Net interest revenue	703	780	814	815	730	(10)	(4)	2,297	2,373	(3)
Total revenue	3,847	4,010	4,108	4,778	3,861	(4)	—	11,965	11,684	2
Provision for credit losses	9	143	169	(8)	(16)	N/M	N/M	321	(17)	N/M
Noninterest expense
Staff	1,466	1,464	1,482	1,639	1,479	—	(1)	4,412	4,424	—
Professional, legal and other purchased services	355	337	330	367	316	5	12	1,022	978	4
Software and equipment	340	345	326	326	309	(1)	10	1,011	896	13
Net occupancy	136	137	135	151	138	(1)	(1)	408	413	(1)
Sub-custodian and clearing	119	120	105	119	111	(1)	7	344	331	4
Distribution and servicing	85	85	91	92	97	—	(12)	261	282	(7)
Bank assessment charges	30	35	35	32	31	(14)	(3)	100	93	8
Business development	17	20	42	65	47	(15)	(64)	79	148	(47)
Amortization of intangible assets	26	26	26	28	30	—	(13)	78	89	(12)
Other	107	117	140	145	32	(9)	234	364	282	29
Total noninterest expense	2,681	2,686	2,712	2,964	2,590	—	4	8,079	7,936	2
Income before income taxes	1,157	1,181	1,227	1,822	1,287	(2)	(10)	3,565	3,765	(5)
Provision for income taxes	213	216	265	373	246	(1)	(13)	694	747	(7)
Net income	944	965	962	1,449	1,041	(2)	(9)	2,871	3,018	(5)
Net (income) loss attributable to noncontrolling interests	(7)	(15)	18	(9)	(3)	N/M	N/M	(4)	(17)	N/M
Preferred stock dividends	(61)	(49)	(36)	(49)	(36)	N/M	N/M	(146)	(120)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$876	$901	$944	$1,391	$1,002	(3)%	(13)%	$2,721	$2,881	(6)%

Average common shares and equivalents outstanding: Basic	889,499	889,020	894,122	911,324	933,264	—%	(5)%	891,050	949,035	(6)%
Diluted	891,069	890,561	896,689	914,739	935,677	—%	(5)%	892,793	951,876	(6)%

Earnings per common share: Basic	$0.98	$1.01	$1.05	$1.52	$1.07	(3)%	(8)%	$3.05	$3.02	1%
Diluted	$0.98	$1.01	$1.05	$1.52	$1.07	(3)%	(8)%	$3.04	$3.01	1%
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2020			2019
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$4,104	$4,776	$5,091	$4,830	$6,718
Interest-bearing deposits with the Federal Reserve and other central banks	106,185	112,728	146,535	95,042	73,811
Interest-bearing deposits with banks	19,027	18,045	22,672	14,811	15,417
Federal funds sold and securities purchased under resale agreements	29,647	36,638	27,363	30,182	43,723
Securities	155,339	154,682	139,273	123,033	122,340
Trading assets	13,074	14,150	12,918	13,571	10,180
Loans	55,491	55,397	62,368	54,953	54,881
Allowance for loan losses	(325)	(302)	(140)	(122)	(127)
Net loans	55,166	55,095	62,228	54,831	54,754
Premises and equipment	3,617	3,598	3,514	3,625	3,149
Accrued interest receivable	489	540	576	624	596
Goodwill	17,357	17,253	17,240	17,386	17,248
Intangible assets	3,026	3,045	3,070	3,107	3,124
Other assets	20,779	21,306	27,446	20,221	21,727
Subtotal assets of operations	427,810	441,856	467,926	381,263	372,787
Assets of consolidated investment management funds, at fair value	588	460	229	245	381
Total assets	$428,398	$442,316	$468,155	$381,508	$373,168
Liabilities
Deposits	$296,312	$305,470	$336,717	$259,466	$249,660
Federal funds purchased and securities sold under repurchase agreements	15,907	14,512	13,128	11,401	11,796
Trading liabilities	6,084	5,595	6,625	4,841	4,756
Payables to customers and broker-dealers	23,514	25,012	24,016	18,758	18,364
Commercial paper	671	665	1,121	3,959	3,538
Other borrowed funds	420	1,628	1,544	599	820
Accrued taxes and other expenses	5,347	5,029	4,705	5,642	5,081
Other liabilities	8,671	12,869	11,425	7,612	9,796
Long-term debt	26,121	27,566	27,494	27,501	27,872
Subtotal liabilities of operations	383,047	398,346	426,775	339,779	331,683
Liabilities of consolidated investment management funds, at fair value	4	4	1	1	15
Total liabilities	383,051	398,350	426,776	339,780	331,698
Temporary equity
Redeemable noncontrolling interests	179	157	140	143	147
Permanent equity
Preferred stock	4,532	4,532	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,741	27,702	27,644	27,515	27,471
Retained earnings	33,821	33,224	32,601	31,894	30,789
Accumulated other comprehensive loss, net of tax	(1,359)	(1,943)	(2,827)	(2,638)	(2,893)
Less: Treasury stock, at cost	(19,832)	(19,832)	(19,829)	(18,844)	(17,803)
Total The Bank of New York Mellon Corporation shareholders’ equity	44,917	43,697	41,145	41,483	41,120
Nonredeemable noncontrolling interests of consolidated investment management funds	251	112	94	102	203
Total permanent equity	45,168	43,809	41,239	41,585	41,323
Total liabilities, temporary equity and permanent equity	$428,398	$442,316	$468,155	$381,508	$373,168

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q20 vs.				YTD20 vs.
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Investment services fees:
Asset servicing fees (a)	$1,128	$1,117	$1,108	$1,104	$1,109	1%	2%	$3,353	$3,280	2%
Securities lending revenue	40	56	51	44	43	(29)	(7)	147	135	9
Clearing services fees (b)	397	431	470	421	419	(8)	(5)	1,298	1,227	6
Issuer services fees	295	277	263	264	324	6	(9)	835	866	(4)
Treasury services fees	152	144	149	147	140	6	9	445	412	8
Total investment services fees	2,012	2,025	2,041	1,980	2,035	(1)	(1)	6,078	5,920	3
Investment management and performance fees (c):
Investment management fees	828	781	812	835	830	6	—	2,421	2,471	(2)
Performance fees	7	5	50	48	2	N/M	N/M	62	35	77
Total investment management and performance fees (d)	835	786	862	883	832	6	—	2,483	2,506	(1)
Foreign exchange and other trading revenue:
Foreign exchange	151	174	253	138	129	(13)	17	578	439	32
Other trading (loss) revenue	(14)	(8)	66	30	21	N/M	N/M	44	47	N/M
Total foreign exchange and other trading revenue	137	166	319	168	150	(17)	(9)	622	486	28
Financing-related fees	49	58	59	46	49	(16)	—	166	150	11
Distribution and servicing	29	27	31	34	33	7	(12)	87	95	(8)
Investment and other income:
Corporate/bank-owned life insurance	33	36	36	43	33	N/M	N/M	105	95	N/M
Expense reimbursements from joint venture	23	19	21	20	21	N/M	N/M	63	59	N/M
Asset-related gains	4	3	4	815	2	N/M	N/M	11	4	N/M
Seed capital gains (losses) (c)	9	23	(31)	4	—	N/M	N/M	1	10	N/M
Other (loss) income	(23)	24	(19)	(22)	(26)	N/M	N/M	(18)	(60)	N/M
Total investment and other income (c)	46	105	11	860	30	N/M	N/M	162	108	N/M
Total fee revenue	3,108	3,167	3,323	3,971	3,129	(2)	(1)	9,598	9,265	4
Net securities gains (losses)	9	9	9	(25)	(1)	N/M	N/M	27	7	N/M
Total fee and other revenue	$3,117	$3,176	$3,332	$3,946	$3,128	(2)%	—%	$9,625	$9,272	4%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains (losses) related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(d) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 1% compared with 3Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q20		2Q20		1Q20		4Q19		3Q19
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$90,670	(0.04)%	$94,229	(0.03)%	$80,403	0.39%	$61,627	0.60%	$60,030	0.67%
Interest-bearing deposits with banks (primarily foreign banks)	19,202	0.42	21,093	0.76	17,081	1.37	15,788	1.63	15,324	1.89
Federal funds sold and securities purchased under resale agreements (a)	30,342	0.63	30,265	0.82	34,109	4.67	38,846	4.62	40,816	6.42
Margin loans	12,870	1.24	12,791	1.28	12,984	2.69	11,609	3.25	10,303	4.02
Non-margin loans:
Domestic offices	30,053	2.12	31,185	2.21	31,720	3.02	29,690	3.36	29,285	2.75	(b)
Foreign offices	10,693	1.45	12,743	1.84	11,170	2.55	11,418	2.70	11,247	2.97
Total non-margin loans	40,746	1.94	43,928	2.10	42,890	2.89	41,108	3.18	40,532	2.81	(b)
Securities:
U.S. government obligations	30,073	1.36	27,901	1.52	23,175	1.87	18,444	2.08	19,315	2.11
U.S. government agency obligations	78,300	1.68	74,583	1.92	69,046	2.32	67,494	2.36	67,235	2.49
State and political subdivisions (c)	1,500	2.51	1,025	2.98	1,033	3.06	1,134	3.03	1,217	3.05
Other securities (c)	46,719	0.59	45,511	0.82	36,375	0.95	35,242	1.64	33,729	1.75
Trading securities (c)	7,212	0.91	6,236	1.13	6,840	2.36	6,695	2.41	5,653	2.80
Total securities (c)	163,804	1.28	155,256	1.50	136,469	1.88	129,009	2.13	127,149	2.25
Total interest-earning assets (c)	$357,634	0.92%	$357,562	1.06%	$323,936	1.95%	$297,987	2.30%	$294,154	2.63%	(b)
Noninterest-earning assets	57,231		57,797		61,342		56,354		56,525
Total assets	$414,865		$415,359		$385,278		$354,341		$350,679

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$102,767	(0.01)%	$102,135	0.06%	$99,915	0.69%	$87,162	0.98%	$82,663	1.28%
Foreign offices	108,733	(0.09)	108,508	(0.12)	97,717	0.29	95,262	0.49	94,738	0.71
Total interest-bearing deposits	211,500	(0.05)	210,643	(0.03)	197,632	0.49	182,424	0.73	177,401	0.98
Federal funds purchased and securities sold under repurchase agreements (a)	16,850	0.13	14,209	0.03	13,919	7.96	12,668	9.11	13,432	13.08
Trading liabilities	2,692	0.30	1,974	0.39	1,626	1.61	1,504	2.25	1,371	2.33
Other borrowed funds	873	1.40	2,272	1.30	719	2.27	709	2.83	1,148	3.24
Commercial paper	2,274	0.09	191	1.02	1,581	1.56	1,792	1.66	3,796	2.26
Payables to customers and broker-dealers	18,501	(0.01)	18,742	(0.01)	16,386	0.73	15,178	1.07	15,440	1.52
Long-term debt	26,511	2.01	28,122	2.42	27,231	2.83	28,117	3.09	28,386	3.24
Total interest-bearing liabilities	$279,201	0.16%	$276,153	0.24%	$259,094	1.17%	$242,392	1.48%	$240,974	1.99%
Total noninterest-bearing deposits	67,610		72,411		60,577		49,632		49,027
Other noninterest-bearing liabilities	23,393		24,121		24,229		20,681		19,280
Total The Bank of New York Mellon Corporation shareholders’ equity	44,456		42,486		41,206		41,384		41,139
Noncontrolling interests	205		188		172		252		259
Total liabilities and equity	$414,865		$415,359		$385,278		$354,341		$350,679
Net interest margin		0.79%		0.88%		1.01%		1.09%		0.99%	(b)
Net interest margin (FTE) – Non-GAAP (d)		0.79%		0.88%		1.01%		1.09%		1.00%	(b)
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $43 billion for 3Q20, $67 billion for 2Q20, $80 billion for 1Q20, $60 billion for 4Q19 and $68 billion for 3Q19. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.26% for 3Q20 and 2Q20, 1.39% for 1Q20, 1.82% for 4Q19 and 2.42% for 3Q19. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.04% for 3Q20, 0.00% for 2Q20, 1.18% for 1Q20, 1.59% for 4Q19 and 2.17% for 3Q19. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Includes the impact of the lease-related impairment of $70 million in 3Q19. On a Non-GAAP basis, excluding the lease-related impairment, the yield on non-margin loans in domestic offices would have been 3.70%, the yield on total non-margin loans would have been 3.50%, the yield on total interest-earning assets would have been 2.72% and the net interest margin and the net interest margin (FTE) – Non-GAAP would have been 1.09% in 3Q19.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2020					2019
(dollars in millions)	Sept. 30		June 30		March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$21,171		$20,035		$18,465	$18,540	$18,196
Tier 1 capital	25,614		24,478		21,933	21,996	21,677
Total capital	27,331		26,183		23,494	23,449	23,145
Risk-weighted assets	156,741		157,290		163,006	148,695	148,399

CET1 ratio	13.5%		12.7%		11.3%	12.5%	12.3%
Tier 1 capital ratio	16.3		15.6		13.5	14.8	14.6
Total capital ratio	17.4		16.6		14.4	15.8	15.6

Advanced Approaches:
CET1 capital	$21,171		$20,035		$18,465	$18,540	$18,196
Tier 1 capital	25,614		24,478		21,933	21,996	21,677
Total capital	27,095		25,937		23,281	23,233	22,921
Risk-weighted assets	163,136		159,340		162,561	160,898	164,172

CET1 ratio	13.0%		12.6%		11.4%	11.5%	11.1%
Tier 1 capital ratio	15.7		15.4		13.5	13.7	13.2
Total capital ratio	16.6		16.3		14.3	14.4	14.0

Tier 1 leverage ratio	6.5%		6.2%		6.0%	6.6%	6.5%

SLR:
Leverage exposure	$300,105	(b)	$297,300	(b)	$392,807	$362,452	$359,023
SLR	8.5%	(b)	8.2%	(b)	5.6%	6.1%	6.0%

Average liquidity coverage ratio	111%		112%		115%	120%	117%
(a) Regulatory capital ratios for Sept. 30, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2020, June 30, 2020, Dec. 31, 2019 and Sept. 30, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

(b) Reflects the application of a new rule effective April 1, 2020 to exclude certain central bank placements. Also effective on April 1, 2020 was the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 78 basis points at Sept. 30, 2020 and 40 basis points at June 30, 2020.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q20 vs.				YTD20 vs.
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,119	$1,113	$1,101	$1,098	$1,099	1%	2%	$3,333	$3,252	2%
Securities lending revenue	37	51	46	40	39	(27)	(5)	134	123	9
Clearing services fees (b)	397	431	470	421	419	(8)	(5)	1,298	1,228	6
Issuer services fees	295	277	263	264	324	6	(9)	835	866	(4)
Treasury services fees	152	144	149	147	139	6	9	445	411	8
Total investment services fees	2,000	2,016	2,029	1,970	2,020	(1)	(1)	6,045	5,880	3
Foreign exchange and other trading revenue	146	178	261	151	160	(18)	(9)	585	470	24
Other (c)	100	145	146	115	116	(31)	(14)	391	340	15
Total fee and other revenue	2,246	2,339	2,436	2,236	2,296	(4)	(2)	7,021	6,690	5
Net interest revenue	681	768	806	778	761	(11)	(11)	2,255	2,348	(4)
Total revenue	2,927	3,107	3,242	3,014	3,057	(6)	(4)	9,276	9,038	3
Provision for credit losses	(10)	145	149	(5)	(15)	N/M	N/M	284	(11)	N/M
Noninterest expense (ex. amortization of intangible assets)	2,002	1,971	1,969	2,160	1,952	2	3	5,942	5,856	1
Amortization of intangible assets	18	18	18	19	21	—	(14)	54	61	(11)
Total noninterest expense	2,020	1,989	1,987	2,179	1,973	2	2	5,996	5,917	1
Income before taxes	$917	$973	$1,106	$840	$1,099	(6)%	(17)%	$2,996	$3,132	(4)%

Pre-tax operating margin	31%	31%	34%	28%	36%			32%	35%

Total revenue by line of business:
Asset Servicing	$1,354	$1,463	$1,531	$1,411	$1,411	(7)%	(4)%	$4,348	$4,223	3%
Pershing	538	578	653	579	575	(7)	(6)	1,769	1,708	4
Issuer Services	435	431	419	415	466	1	(7)	1,285	1,308	(2)
Treasury Services	323	340	339	329	312	(5)	4	1,002	946	6
Clearance and Collateral Management	277	295	300	280	293	(6)	(5)	872	853	2
Total revenue by line of business	$2,927	$3,107	$3,242	$3,014	$3,057	(6)%	(4)%	$9,276	$9,038	3%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q20 vs.				YTD20 vs.
(dollars in millions, unless otherwise noted)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Average loans	$40,308	$43,113	$41,789	$38,721	$37,005	(7)%	9%	$41,731	$36,881	13%
Average assets	$329,324	$335,288	$304,089	$278,098	$269,926	(2)%	22%	$322,924	$263,631	22%
Average deposits	$263,621	$268,467	$242,187	$215,388	$208,044	(2)%	27%	$258,112	$201,472	28%

AUC/A at period end (in trillions) (a)(b)	$38.6	$37.3	$35.2	$37.1	$35.8	3%	8%
Market value of securities on loan at period end (in billions) (c)	$378	$384	$389	$378	$362	(2)%	4%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$12	$11	$31	$33	$19	N/M	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,556	6,507	6,437	6,340	6,283	1%	4%
Average long-term mutual fund assets (U.S. platform)	$597,312	$547,579	$549,206	$573,475	$547,522	9%	9%
Average investor margin loans (U.S. platform)	$9,350	$9,235	$9,419	$9,420	$9,222	1%	1%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,417	$3,573	$3,724	$3,562	$3,550	(4)%	(4)%
(a) Sept. 30, 2020 information is preliminary.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon of $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019 and $1.4 trillion at Sept. 30, 2019.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at Sept. 30, 2020 and June 30, 2020, $59 billion at March 31, 2020, $60 billion at Dec. 31, 2019 and $66 billion at Sept. 30, 2019.

(d) Net new assets represents net flows of assets (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS

						3Q20 vs.				YTD20 vs.
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	YTD20	YTD19	YTD19
Revenue:
Investment management fees (a)	$828	$782	$812	$836	$830	6%	—%	$2,422	$2,471	(2)%
Performance fees	7	5	50	48	2	N/M	N/M	62	35	77
Investment management and performance fees (b)	835	787	862	884	832	6	—	2,484	2,506	(1)
Distribution and servicing	31	34	43	44	45	(9)	(31)	108	134	(19)
Other (a)	5	17	(59)	(4)	(39)	N/M	N/M	(37)	(79)	N/M
Total fee and other revenue (a)	871	838	846	924	838	4	4	2,555	2,561	—
Net interest revenue	47	48	52	47	49	(2)	(4)	147	175	(16)
Total revenue	918	886	898	971	887	4	3	2,702	2,736	(1)
Provision for credit losses	12	7	9	—	—	N/M	N/M	28	(1)	N/M
Noninterest expense (ex. amortization of intangible assets)	653	650	687	722	582	—	12	1,990	1,888	5
Amortization of intangible assets	8	8	8	9	10	—	(20)	24	28	(14)
Total noninterest expense	661	658	695	731	592	—	12	2,014	1,916	5
Income before taxes	$245	$221	$194	$240	$295	11%	(17)%	$660	$821	(20)%

Pre-tax operating margin	27%	25%	22%	25%	33%			24%	30%
Adjusted pre-tax operating margin – Non-GAAP (c)	29%	28%	24%	27%	37%			27%	33%

Total revenue by line of business:
Investment Management	$641	$621	$620	$692	$608	3%	5%	$1,882	$1,870	1%
Wealth Management	277	265	278	279	279	5	(1)	820	866	(5)
Total revenue by line of business	$918	$886	$898	$971	$887	4%	3%	$2,702	$2,736	(1)%

Average loans	$11,503	$11,791	$12,124	$12,022	$12,013	(2)%	(4)%	$11,805	$12,184	(3)%
Average assets	$30,160	$30,327	$30,543	$28,481	$27,840	(1)%	8%	$30,343	$29,815	2%
Average deposits	$17,570	$17,491	$16,144	$15,195	$14,083	—%	25%	$17,070	$14,831	15%
(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 1% compared with 3Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c) Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q20 vs.
(dollars in billions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19
AUM by product type (a)(b)
Equity	$149	$141	$120	$154	$147	6%	1%
Fixed income	241	224	211	224	211	8	14
Index	350	333	274	339	321	5	9
Liability-driven investments	788	752	705	728	742	5	6
Multi-asset and alternative investments	193	185	171	192	182	4	6
Cash	320	326	315	273	278	(2)	15
Total AUM by product type	$2,041	$1,961	$1,796	$1,910	$1,881	4%	9%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,961	$1,796	$1,910	$1,881	$1,843
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(2)	(2)	(6)	(4)
Fixed income	1	4	—	5	2
Liability-driven investments	14	(2)	(5)	(3)	(4)
Multi-asset and alternative investments	(3)	—	(1)	3	(1)
Total long-term active strategies inflows (outflows)	8	—	(8)	(1)	(7)
Index	(3)	9	3	(5)	(3)
Total long-term strategies inflows (outflows)	5	9	(5)	(6)	(10)
Short-term strategies:
Cash	(10)	11	43	(7)	11
Total net (outflows) inflows	(5)	20	38	(13)	1
Net market impact	41	143	(91)	(20)	66
Net currency impact	44	2	(61)	62	(29)
Ending balance of AUM	$2,041	$1,961	$1,796	$1,910	$1,881	4%	9%

Wealth Management client assets (a)(c)	$265	$254	$236	$266	$259	4%	2%
(a) Sept. 30, 2020 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q20	2Q20	1Q20	4Q19		3Q19	YTD20	YTD19
Fee revenue (loss)	$11	$29	$21	$817	(a)	$(5)	$61	$36
Net securities gains (losses)	9	9	9	(23)		(1)	27	7
Total fee and other revenue (loss)	20	38	30	794		(6)	88	43
Net interest (expense)	(25)	(36)	(44)	(10)		(80)	(105)	(150)
Total (loss) revenue	(5)	2	(14)	784		(86)	(17)	(107)
Provision for credit losses	7	(9)	11	(3)		(1)	9	(5)
Noninterest expense	—	39	30	54		25	69	103
(Loss) income before taxes	$(12)	$(28)	$(55)	$733		$(110)	$(95)	$(205)

Average loans and leases	$1,805	$1,815	$1,961	$1,974		$1,817	$1,861	$1,789
Average assets	$55,381	$49,744	$50,646	$47,762		$52,913	$51,936	$49,683
(a) Includes a gain on sale of an equity investment.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2020		3Q20 change in unrealized gain (loss)	Sept. 30, 2020			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate		Ratings (c)
				Amortized cost	Fair value							AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1+	Not rated
	Fair value										(b)
Agency RMBS	$60,401		$47	$61,348	$62,922		103%	$1,574		16%		100%	—%	—%	—%	—%	—%
U.S. Treasury	28,651		83	26,454	26,964		102	510		42		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	16,868		8	14,908	15,086		101	178		10		67	7	25	1	—	—
Agency commercial MBS	11,731		45	11,340	11,777		104	437		32		100	—	—	—	—	—
Supranational	5,484		5	7,121	7,176		101	55		46		100	—	—	—	—	—
Foreign covered bonds	5,598		14	5,777	5,841		101	64		35		99	1	—	—	—	—
U.S. government agencies	5,056		8	5,566	5,646		101	80		21		100	—	—	—	—	—
CLOs	4,432		44	4,707	4,657		99	(50)		100		99	—	—	—	—	1
Foreign government agencies	3,575		4	3,924	3,967		101	43		29		94	6	—	—	—	—
Other asset-backed securities	2,743		8	2,903	2,930		101	27		25		99	—	—	1	—	—
Non-agency commercial MBS	2,602		34	2,565	2,684		105	119		23		100	—	—	—	—	—
Non-agency RMBS (d)	1,672		14	1,864	2,013		108	149		55		60	5	2	20	—	13
State and political subdivisions	1,196		(1)	1,676	1,705		102	29		1		83	13	3	—	—	1
Corporate bonds	831		—	988	1,030		104	42		—		19	64	17	—	—	—
Commercial paper and certificates of deposits (e)(f)	3,392		(4)	650	652		100	2		55		—	—	—	—	100	—
Other	1		—	1	1		100	—		—		—	—	—	—	—	100
Total securities	$154,233	(g)	$309	$151,792	$155,051	(g)(h)	102%	$3,259	(g)(i)	27%		95%	2%	3%	—%	—%	—%
(a) Amortized cost reflects historical impairments.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $538 million at June 30, 2020 and $512 million at Sept. 30, 2020.
(e) Includes amounts purchased from affiliated money market funds of $1,853 million at June 30, 2020 and $357 million at Sept. 30, 2020.
(f) Includes amounts funded by borrowings from the Federal Reserve Bank under its Money Market Mutual Fund Liquidity Facility program of $1,539 million at June 30, 2020 and $295 million at Sept. 30, 2020.

(g) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $1,817 million at June 30, 2020 and $1,650 million at Sept. 30, 2020.
(h) The fair value of available-for-sale securities totaled $107,593 million at Sept. 30, 2020, net of hedges, or 69% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $47,458 million at Sept. 30, 2020, or 31% of the fair value of the securities portfolio, net of hedges.

(i) Includes unrealized gains of $1,897 million at Sept. 30, 2020 related to available-for-sale securities, net of hedges, and $1,362 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,917 million at Sept. 30, 2020 and the 3Q20 amortization of that purchase premium was $152 million in 3Q20.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2020						2019
(dollars in millions)	Sept. 30		June 30		March 31		Dec. 31	Sept. 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$302		$140		$122		$127	$146
Allowance for lending-related commitments	152		148		94		97	95
Allowance for other financial instruments	21	(a)	41	(a)	N/A		N/A	N/A
Allowance for credit losses - beginning of period	$475		$329		$216		$224	$241

Impact of adopting ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments, effective Jan. 1, 2020	N/A		N/A		(55)	(b)	N/A	N/A

Net recoveries (charge-offs):
Charge-offs	—		—		(1)		(1)	(1)
Recoveries	2		3		—		1	—
Total net recoveries (charge-offs)	2		3		(1)		—	(1)
Provision for credit losses	9	(b)	143	(b)	169	(b)	(8)	(16)
Allowance for credit losses - end of period	$486		$475		$329		$216	$224

Allowance for credit losses - end of period:
Allowance for loan losses	$325		$302		$140		$122	$127
Allowance for lending-related commitments	135		152		148		94	97
Allowance for other financial instruments	26	(a)	21	(a)	41	(a)	N/A	N/A
Allowance for credit losses - end of period	$486		$475		$329		$216	$224

Allowance for loan losses as a percentage of total loans	0.59%		0.55%		0.22%		0.22%	0.23%

Nonperforming assets	$84		$88		$88		$89	$88
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.
N/A - Not applicable.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	YTD20	YTD19
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$876	$901	$944	$1,391	$1,002	$2,721	$2,881
Add: Amortization of intangible assets	26	26	26	28	30	78	89
Less: Tax impact of amortization of intangible assets	7	6	6	7	7	19	21
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$895	$921	$964	$1,412	$1,025	$2,780	$2,949

Average common shareholders’ equity	$39,924	$38,476	$37,664	$37,842	$37,597	$38,693	$37,392
Less: Average goodwill	17,357	17,243	17,311	17,332	17,267	17,304	17,328
Average intangible assets	3,039	3,058	3,089	3,119	3,141	3,062	3,176
Add: Deferred tax liability – tax deductible goodwill	1,132	1,119	1,109	1,098	1,103	1,132	1,103
Deferred tax liability – intangible assets	666	664	666	670	679	666	679
Average tangible common shareholders’ equity – Non-GAAP	$21,326	$19,958	$19,039	$19,159	$18,971	$20,125	$18,670

Return on common equity – GAAP	8.7%	9.4%	10.1%	14.6%	10.6%	9.4%	10.3%
Return on tangible common equity – Non-GAAP	16.7%	18.5%	20.4%	29.3%	21.4%	18.5%	21.1%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2020			2019
(dollars in millions, except common shares)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$44,917	$43,697	$41,145	$41,483	$41,120
Less: Preferred stock	4,532	4,532	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	40,385	39,165	37,603	37,941	37,578
Less: Goodwill	17,357	17,253	17,240	17,386	17,248
Intangible assets	3,026	3,045	3,070	3,107	3,124
Add: Deferred tax liability – tax deductible goodwill	1,132	1,119	1,109	1,098	1,103
Deferred tax liability – intangible assets	666	664	666	670	679
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$21,800	$20,650	$19,068	$19,216	$18,988

Period-end common shares outstanding (in thousands)	886,136	885,862	885,443	900,683	922,199

Book value per common share – GAAP	$45.58	$44.21	$42.47	$42.12	$40.75
Tangible book value per common share – Non-GAAP	$24.60	$23.31	$21.53	$21.33	$20.59

Net interest margin reconciliation
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19
Net interest revenue – GAAP	$703	$780	$814	$815	$730
Add: Tax equivalent adjustment	2	2	2	2	3
Net interest revenue (FTE) – Non-GAAP	$705	$782	$816	$817	$733

Average interest-earning assets	$357,634	$357,562	$323,936	$297,987	$294,154

Net interest margin – GAAP (a)	0.79%	0.88%	1.01%	1.09%	0.99%
Net interest margin (FTE) – Non-GAAP (a)	0.79%	0.88%	1.01%	1.09%	1.00%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	3Q20	2Q20	1Q20	4Q19	3Q19	YTD20	YTD19
Income before income taxes – GAAP	$245	$221	$194	$240	$295	$660	$821

Total revenue – GAAP	$918	$886	$898	$971	$887	$2,702	$2,736
Less: Distribution and servicing expense	85	86	91	93	98	262	283
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$833	$800	$807	$878	$789	$2,440	$2,453

Pre-tax operating margin – GAAP (a)	27%	25%	22%	25%	33%	24%	30%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	29%	28%	24%	27%	37%	27%	33%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q20 vs.
(dollars in millions)	3Q20	3Q19	3Q19
Consolidated:
Investment management and performance fees – GAAP	$835	$832	—%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$835	$843	(1)%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$835	$832	—%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$835	$843	(1)%